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                                                                    EXHIBIT 99.2

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BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1995-A

Distribution Date of:                                                          15-Jun-00
Determined as of:                                                               9-Jun-00
For the Monthly Period Ending:                                                 31-May-00
Days in Interest Period (30/360)                                                      30
Days in Interest Period (Actual/360)                                                  31

                                                                               Beginning               Ending              Change
                                                                               ---------               ------              ------
Pool Balance (Principal)                                                3,958,483,900.87     3,964,059,975.81        5,576,074.94
Excess Funding Account                                                              0.00                 0.00                0.00

Invested Amount                                                           380,000,000.00        22,800,000.00     (357,200,000.00)
Class A Invested Amount                                                   357,200,000.00                 0.00     (357,200,000.00)
Class B Invested Amount                                                    22,800,000.00        22,800,000.00                0.00

Principal Funding Account                                                 297,666,666.67                 0.00     (297,666,666.67)

Adjusted Invested Amount                                                   82,333,333.33        22,800,000.00      (59,533,333.33)
Class A Adjusted Invested Amount                                           59,533,333.33                 0.00      (59,533,333.33)
Class B Adjusted Invested Amount                                           22,800,000.00        22,800,000.00                0.00
Enhancement Invested Amount                                                         0.00                 0.00                0.00

Reserve Account                                                             1,900,000.00         1,900,000.00                0.00

Available Cash Collateral Amount                                           11,210,000.00         7,600,000.00       (3,610,000.00)
Available Shared Collateral Amount                                          7,410,000.00         3,800,000.00       (3,610,000.00)
Spread Account                                                             11,210,000.00         7,600,000.00       (3,610,000.00)

Servicing Base Amount                                                      82,333,333.33        22,800,000.00      (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                            3.58%
Principal Allocation Pct                                                           9.60%
Class A Floating Pct                                                              83.93%
Class B Floating Pct                                                              16.07%
Class A Principal Pct                                                             94.00%
Class B Principal Pct                                                              6.00%

                                                                              Series
Allocations                                                Trust              1995-A               Class A             Class B
-----------                                          ----------------------------------------------------------------------------
Principal Collections                                446,832,235.76        42,894,263.02        40,320,607.24        2,573,655.78

Finance Charge Collections                            73,676,301.11         2,640,458.19         2,216,098.84          424,359.35
PFA Investment Proceeds                                          NA         1,448,973.06         1,448,973.06                0.00
Reserve Account Draw                                             NA            76,568.61            76,568.61                0.00
                                                                            ------------         ------------        ------------
Available Funds                                                             4,165,999.86         3,741,640.51          424,359.35

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                          358,781.60           301,120.27           57,661.33
Monthly Interest                                                            1,950,350.00         1,830,650.00          119,700.00
Monthly Servicing Fee                                                          17,152.78            14,396.08            2,756.70
Defaulted Amounts                                     38,812,214.68         1,390,976.86         1,167,427.01          223,549.85
                                                                            ------------         ------------          ----------
                                                                            3,717,261.24         3,313,593.36          403,667.88

Excess Spread                                                                 672,288.48           428,047.15          244,241.33
Required Amount                                                                     0.00                 0.00                0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                      0.00
Risk-Free Fee                                                                                        2,895.92
Interest on CCA Draw                                                                                     0.00
Monthly Cash Collateral Fee                                                                          2,895.92
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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                      6.21%
Principal Payment Rate Calculation                                                                     11.39%
Calculated Current Month's Spread Account Cap                                                           3.00%
Spread Account Cap Adjustment                                                                           0.00%
Applicable Spread Account Cap Percentage                                                                3.00%
Beginning Cash Collateral Amount                                                                11,210,000.00
Required Cash Collateral Amount                                                                  7,600,000.00
Cash Collateral Account Draw                                                                             0.00
Cash Collateral Account Surplus                                                                  3,610,000.00
Beginning Spread Account Balance                                                                11,210,000.00
Required Spread Account Amount                                                                   7,600,000.00
Required Spread Account Draw                                                                             0.00
Required Spread Account Deposit                                                                          0.00
Spread Account Surplus                                                                           3,610,000.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                       6
Controlled Accumulation Amount                                                                  59,533,333.33
Required PFA Balance                                                                           357,200,000.00
Beginning PFA Balance                                                                          297,666,666.67
Controlled Deposit Amount                                                                       59,533,333.33
Available Investor Principal Collections                                                        44,285,239.88
Principal Shortfall                                                                             15,248,093.45
Shared Principal to Other Series                                                                         0.00
Shared Principal from Other Series                                                              15,248,093.45
Class A Monthly Principal                                                                       59,533,333.33
Class B Monthly Principal                                                                                0.00
Monthly Principal                                                                               59,533,333.33
PFA Deposit                                                                                     59,533,333.33
PFA Withdrawal                                                                                 357,200,000.00
Ending PFA Balance                                                                                       0.00
Principal to Investors                                                                         357,200,000.00
Ending Class A Invested Amount                                                                           0.00
Ending Class B Invested Amount                                                                  22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                  10.71%
Revolving Investor Interest                                                                    630,000,000.00
Class A Invested Amount                                                                        357,200,000.00
Available Principal                                                                             67,452,497.06
Class A Accumulation Period Length                                                                          6

Reserve Account
---------------
Available Reserve Account Amount                                                                 1,900,000.00
Covered Amount                                                                                   1,525,541.67
Reserve Draw Amount                                                                                 76,568.61
Portfolio Yield                                                                                        13.66%
Reserve Account Factor                                                                                 50.00%
Portfolio Adjusted Yield                                                                                7.51%
Reserve Account Funding Period Length                                                                       3
Reserve Account Funding Date                                                                        15-Oct-99
Weighted Average Coupon                                                                                 6.16%
Required Reserve Account Amount                                                                  1,900,000.00
Reserve Account Surplus                                                                                  0.00
Required Reserve Account Deposit                                                                    66,621.75
Portfolio Yield - 3 month average                                                                      15.08%
Base Rate - 3 month average                                                                             7.46%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                       7.61%

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*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.